UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2018

BIOHITECH GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in its Current Report on Form 8-K filed on December 18, 2018, on December 14, 2018, BioHiTech Global, Inc. (the “Registrant”) disclosed that it had acquired additional interests in Entsorga West Virginia, LLC, a West Virginia limited liability company (“EWV”) in consideration for 714,519 newly issued shares of preferred stock. Prior to the aforementioned transaction the Registrant held a 17.2% interest in EWV, subsequent to the transaction, the Registrant held a 44.1% interest in EWV. EWV is an entity focused on the construction and operation of a specialized facility which, utilizing patented and proprietary technology (the “Technology”), is designed to convert municipal solid waste into an U.S. Environmental Protection Agency recognized non-waste fuel product. The EWV facility is the first such facility in the United States and has not yet commenced operations.

Also on December 14, 2018, the Registrant entered into and consummated a Contribution and Transaction Agreement (the “CTA”), whereby a newly formed entity, Refuel America, LLC (“Refuel”), which had no assets or liabilities became a consolidated subsidiary of the Registrant. The Registrant, which manages Refuel, then transferred its 44.1% interest EWV and its interests in two other subsidiaries related to the Technology into Refuel. In addition to the consolidated assets contributed by Registrant, $3,500,000 in cash and an additional 34.1% interest in EWV was contributed in exchange for a 40% interest in Refuel by Gold Medal Group, LLC, an entity that the Registrant had a 3.0% minority interest in prior to the Agreement. Subsequent to the consummation of the Agreement the Registrant’s minority interest in Gold Medal Group, LLC was diluted to 2.9% and its ownership interest in Refuel was 60%. Refuel holds a 78.2% controlling interest in EWV, which will be consolidated by the Registrant.

The foregoing description of the terms and conditions of the the CTA is only a summary and is qualified in its entirety by the full text of the CTA. For an understanding of its terms and provisions, reference should be made to the CTA, attached this Current Report on Form 8-K as Exhibit 99.4, which is incorporated herein by reference.

On December 19, 2018, the Registrant issued a press release announcing the aforementioned agreement. A copy of the press release is attached as Exhibit 99.5 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Number	Description

99.1	Entsorga West Virginia, LLC audited financial statements for the fiscal year ended December 31, 2016 *
99.2	Entsorga West Virginia, LLC audited financial statements for the fiscal year ended December 31, 2017 *
99.3	Entsorga West Virginia, LLC unaudited financial statements for the period ended September 30, 2018 *
99.4	Contribution and Transaction Agreement dated December 14, 2018 (1)
99.5	Press Release dated December 17, 2018 (1)

(1)	filed with this Form 8-K
*	to be filed by future amendment to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2018	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)